Debt Settlement Agreement



THIS DEBT SETTLEMENT AGREEMENT made the 15th day of December, 2004


B E T W E E N:

         STRATEGY INTERNATIONAL INSURANCE GROUP, INC., (the "Corporation") a company incorporated under the laws of the State of Texas

OF THE FIRST PART

- AND -

         ALEXANDER  STEWART,   ("Consultant")  an  individual  residing  in  the
         Province of Ontario

                               OF THE SECOND PART


WHEREAS the Corporation is indebted (the "Debt") to the Consultant in the amount of U.S. $67,500 and the pursuant to an invoice for management and consulting services provided to the Corporation by the Consultant;

AND WHEREAS the parties hereto wish to settle the Debt by having the Corporation issue common shares from treasury to Consultant;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the mutual promises and agreements herein contained (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereto covenant and agree as follows:

1. Subject to regulatory approval, Consultant hereby agrees to convert the Debt by subscribing for 50,000 common shares of the Corporation at price of U.S. $1.35 per share (the "Settlement Shares"), being $67,500 in the aggregate, and hereby remise, release and forever discharge the Corporation from the Debt, said release and discharge to be in the form of Schedule "A" annexed hereto.

2. Subject to regulatory approval, the Corporation hereby agrees that in consideration of the release of the Debt, it shall allot and issue the Settlement Shares to the Consultant, said Settlement Shares to be issued at a paid up capital price of U.S. $1.35 per share. The Settlement Shares are to be issued under the Securities Act of 1933 pursuant to registration with the United States Securities and Exchange Commission on Form S-8.

3. It is further acknowledged by the parties that the participation of the Parties hereto is voluntary.

4. The parties hereto agree that the covenants contained herein shall be binding upon their respective heirs, executors, administrators and assigns.

5. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

6. This Agreement and the schedules annexed hereto supersede all prior negotiations, undertakings and agreements between the parties with respect to the subject matter hereof, and this Agreement and its schedules constitute the entire agreement of the parties respecting the matters herein contained.

7. No amendment, modification, alteration, or waiver of the terms of this Agreement shall be binding unless made in writing and executed by the parties hereto or their successors or assigns.

8. This Agreement may be executed by the parties hereto in one or more counterparts by original or facsimile signature, each of which when so executed shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed under seal by the parties hereto as of the day and year first above written.

DATED this 15th day of December 2004.

SIGNED, SEALED AND DELIVERED    )
   in the presence of           ) STRATEGY INTERNATIONAL
                                ) INSURANCE GROUP, INC. )
                                )
                                )
                                ) Per: /s/ Stephen Stonhill
                                )      ---------------------------c/s
                                )      Chairman of the Board
                                ) I have  authority to bind the corporation.
                                )
                                )
                                )
                                )      /s/ Alexander Stewart
--------------------------------)     ---------------------------------------
Witness (signature)             )     Consultant - Alexander Stewart
                                )
                                )
Name of Witness (please print)  )

Debt Settlement Agreement

                                  SCHEDULE "A"


                          RELEASE and DISCHARGE OF DEBT
                          -----------------------------


TO:      STRATEGY INTERNATIONAL INSURANCE GROUP, INC.
         (the "Corporation")

FROM:    ALEXANDER STEWART
         (the "Consultant")

IN CONSIDERATION of the issuance of 50,000 common shares of the Corporation, in accordance with an agreement dated as of the date hereof, between the Corporation and the undersigned, the undersigned hereby remises, releases and forever discharges the Corporation from its obligation to pay a debt of U.S. $67,500 owed to the undersigned.



DATED this 15th day of December, 2004.


SIGNED, SEALED AND DELIVERED                         )
   in the presence of                                )
                                                     )
                                                     )
                                                     )
                                                     ) /s/ Alexander Stewart
                                                     ) -------------------------
   Witness (signature)                               ) Alexander Stewart
                                                     )
                                                     )
Name of witness (please print)                       )